CENTRAL SECURITIES CORPORATION

_________

INTERIM REPORT TO STOCKHOLDERS

AS OF MARCH 31, 2025

[2]

To the Stockholders of

Central Securities Corporation:

Financial data for the quarter ended March 31, 2025 prepared by management without audit by our independent registered public accounting firm and other pertinent information are submitted herewith.

Comparative net assets are as follows:

	Mar. 31, 2025	Dec. 31, 2024	Mar. 31, 2024
Net assets	$1,575,432,513	$1,569,940,654	$1,443,687,141
Net assets per share of Common Stock	$54.46	$54.26	$50.86
Shares of Common Stock outstanding	28,927,937	28,935,676	28,387,828

Comparative operating results are as follows:

	Three months ended March 31,
	2025		2024
Net investment income	$11,469,777		$8,120,326
Per share of Common Stock	.40	*	.29	*
Net realized gain on sale of investments	20,771,353		14,648,811
Increase (decrease) in net unrealized appreciation of investments	(26,401,032)		101,053,168
Increase in net assets resulting from operations	5,840,098		123,822,305

* Per-share data are based on the average number of Common shares outstanding during the three-month period.

We are pleased to report that at the Corporation’s annual meeting on March 26, 2025, the stockholders elected seven directors and ratified the selection of KPMG LLP as auditors of the Corporation for the year ending December 31, 2025.

During the quarter ended March 31, 2025, the Corporation purchased 7,739 shares of its Common Stock at an average price of $44.97 per share. The Corporation may from time to time purchase its Common Stock in such amounts and at such prices as the Board of Directors deems advisable in the best interests of stockholders. Purchases may be made in the open market or in private transactions directly with stockholders.

During the quarter, Andrew O’Neill, Vice President, left the Corporation after fifteen years of service. We thank him for his valuable contributions to Central and wish him well in his future endeavors.

Stockholders’ inquiries are welcome.

John C. Hill   Wilmot H. Kidd

630 Fifth Avenue

New York, NY 10111

April 30, 2025

[3]

PRINCIPAL PORTFOLIO CHANGES

January 1 to March 31, 2025

(Common Stock unless specified otherwise)

(unaudited)

	Additions		Reductions	Held March 31, 2025
Analog Devices, Inc.	—		10,000	390,000
Amazon.com, Inc.	10,000		—	235,000
Hess Corporation	—		25,000	250,000
Intel Corporation	—		400,000	—
JPMorgan Chase & Co.	—		20,000	160,000
Medtronic plc	—		10,000	175,000
Nike, Inc.	225,000		—	325,000
Progressive Corporation	—		20,000	400,000
Rayonier Inc.	51,474	*	—	1,201,474
Teledyne Technologies Incorporated	10,000		—	70,000

* Shares received in a distribution from Rayonier Inc.

TEN LARGEST INVESTMENTS

March 31, 2025

(excluding short-term investments)

(unaudited)

	Cost	Value	Percent of Net Assets	Year First Acquired
	(millions)
The Plymouth Rock Company, Inc. Class A	$0.7	$385.3	24.5%	1982
Progressive Corporation	22.7	113.2	7.2	2015
Analog Devices, Inc.	2.7	78.7	5.0	1987
Alphabet Inc. Class A	21.8	69.6	4.4	2015
Motorola Solutions, Inc.	5.7	63.5	4.0	2000
The Charles Schwab Corporation	32.7	62.7	4.0	2016
Meta Platforms Inc. Class A	30.3	57.6	3.7	2021
Capital One Financial Corporation	17.6	53.8	3.4	2013
Amazon.com, Inc.	5.7	44.7	2.8	2014
American Express Company	11.9	40.4	2.6	2015

[4]

BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman

L. Price Blackford, Lead Independent Director

Simms C. Browning

Donald G. Calder

John C. Hill

Wilmot H. Kidd IV

David M. Poppe

OFFICERS

John C. Hill, Chief Executive Officer and President

Marlene A. Krumholz, Vice President and Secretary

Joseph T. Malone, Vice President and Treasurer

OFFICE

630 Fifth Avenue

New York, NY 10111

212-698-2020

866-593-2507 (toll free)

www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.

P. O. Box 43078, Providence, RI 02940-3078

800-756-8200

www.computershare.com

CUSTODIAN

UMB Bank, n.a.

Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

New York, NY